UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 13, 2005

WASHINGTON TRUST BANCORP, INC.
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(Exact Name of Registrant as Specified in Charter)

Rhode Island	0-13091	05-0404671
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(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

23 Broad Street, Westerly, Rhode Island 02891
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(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 348-1200

Former name or address, if changed from last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 13, 2005, Washington Trust Bancorp, Inc. (the “Company”) awarded Restricted Stock Units under the Washington Trust Bancorp Inc. 1997 Equity Incentive Plan, as amended (the “1997 Plan”), and nonqualified stock options under the Washington Trust Bancorp, Inc. 2003 Stock Incentive Plan, as amended (the “2003 Plan”) to certain of its executive officers as set forth below.

The following Restricted Stock Units were awarded under the 1997 Plan, vest on the 3-year anniversary date of the award and required no consideration to be paid by the recipient.

Name	Position	Award
John C. Warren	Chairman and Chief Executive Officer	5,800 Restricted Stock Units
John F. Treanor	President and Chief Operating Officer	3,400 Restricted Stock Units

A copy of the form of Restricted Stock unit Certificate under the 1997 Plan used in connection with such Restricted Stock Units grants is filed as Exhibit 10.1 hereto and is hereby incorporated by reference.

The following nonqualified stock options were awarded under the 2003 Plan at an exercise price of $26.81:

Name	Position	Award	Vesting
David V. Devault	Executive Vice President, Secretary, Treasurer and Chief Financial Officer	6,200 Nonqualified Stock Options	Immediate
Dennis L. Algiere	Senior Vice President - Chief Compliance Officer and Director of Community Affairs	3,100 Nonqualified Stock Options	Immediate
Stephen M. Bessette	Senior Vice President - Retail Lending	3,800 Nonqualified Stock Options	Immediate
Vernon F. Bliven	Senior Vice President - Human Resources	2,900 Nonqualified Stock Options	Immediate
Elizabeth B. Eckel	Senior Vice President - Marketing	2,900 Nonqualified Stock Options	Immediate
William D. Gibson	Senior Vice President - Credit Administration	3,300 Nonqualified Stock Options	Immediate
Barbara J. Perino	Senior Vice President - Operations and Technology	3,300 Nonqualified Stock Options	Immediate
Michael B. Rauh	Senior Vice President - Corporate Sales Planning and Delivery	3,800 Nonqualified Stock Options	Immediate
James M. Vesey	Senior Vice President and Chief Credit Officer	3,800 Nonqualified Stock Options	Immediate

A copy of the form of Nonqualified Stock Option Certificate under the 2003 Plan used in connection with such nonqualified stock option grants is filed as Exhibit 10.2 hereto and is hereby incorporated by reference.

In addition, the Company may grant various awards to executive officers and directors under the 1997 Plan and the 2003 Plan.

A copy of the form Nonqualified Stock option Certificate under the 1997 Plan for members of the Board of Directors is filed as Exhibit 10.3 hereto and is hereby incorporated by reference. A copy of the form of Nonqualified Stock Option Certificate under the 1997 Plan for employees is filed as Exhibit 10.4 hereto and is hereby incorporated by reference. A copy of the form of Incentive Stock option Certificate under the 1997 Plan is filed as Exhibit 10.5 hereto and is hereby incorporated by reference. A copy of the form of Restricted Stock unit Certificate under the 1997 Plan for members of the Board of Directors is filed as Exhibit 10.6 hereto and is hereby incorporated by reference. A copy of the form of Restricted Stock Agreement under the 1997 Plan is filed as Exhibit 10.7 hereto and is hereby incorporated by reference.

A copy of the form of Nonqualified Stock Option Certificate under the 2003 Plan for members of the Board of Directors is filed as Exhibit 10.8 hereto and is hereby incorporated by reference. A copy of the form of Incentive Stock Option Certificate under the 2003 Plan is filed as Exhibit 10.9 hereto and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Item
10.1	Form of Restricted Stock Units Certificate under the Washington Trust Bancorp, Inc. 1997 Equity Incentive Plan, as amended (employees)

10.2	Form of Nonqualified Stock Option Certificate under the Washington Trust Bancorp, Inc. 2003 Stock Incentive Plan, as amended (employees)

10.3	Form of Nonqualified Stock Option Certificate under the Washington Trust Bancorp, Inc. 1997 Equity Incentive Plan, as amended (members of the Board of Directors)

10.4	Form of Nonqualified Stock Option Certificate under the Washington Trust Bancorp, Inc. 1997 Equity Incentive Plan, as amended (employees)

10.5	Form of Incentive Stock Option Certificate under the Washington Trust Bancorp, Inc. 1997 Equity Incentive Plan, as amended

10.6	Form of Restricted Stock Units Certificate under the Washington Trust Bancorp, Inc. 1997 Equity Incentive Plan, as amended (members of the Board of Directors)

10.7	Form of Restricted Stock Agreement under the Washington Trust Bancorp, Inc. 1997 Equity Incentive Plan, as amended

10.8	Form of Nonqualified Stock Option Certificate under the Washington Trust Bancorp, Inc. 2003 Stock Incentive Plan, as amended (members of the Board of Directors)

10.9	Form of Incentive Stock Option Certificate under the Washington Trust Bancorp, Inc. 2003 Stock Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASHINGTON TRUST BANCORP, INC.

Date: June 17, 2005	By:	/s/ John C. Warren
John C. Warren
Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Item
10.1	Form of Restricted Stock Units Certificate under the Washington Trust Bancorp, Inc. 1997 Equity Incentive Plan, as amended (employees)

10.2	Form of Nonqualified Stock Option Certificate under the Washington Trust Bancorp, Inc. 2003 Stock Incentive Plan, as amended (employees)

10.3	Form of Nonqualified Stock Option Certificate under the Washington Trust Bancorp, Inc. 1997 Equity Incentive Plan, as amended (members of the Board of Directors)

10.4	Form of Nonqualified Stock Option Certificate under the Washington Trust Bancorp, Inc. 1997 Equity Incentive Plan, as amended (employees)

10.5	Form of Incentive Stock Option Certificate under the Washington Trust Bancorp, Inc. 1997 Equity Incentive Plan, as amended

10.6	Form of Restricted Stock Units Certificate under the Washington Trust Bancorp, Inc. 1997 Equity Incentive Plan, as amended (members of the Board of Directors)

10.7	Form of Restricted Stock Agreement under the Washington Trust Bancorp, Inc. 1997 Equity Incentive Plan, as amended

10.8	Form of Nonqualified Stock Option Certificate under the Washington Trust Bancorp, Inc. 2003 Stock Incentive Plan, as amended (members of the Board of Directors)

10.9	Form of Incentive Stock Option Certificate under the Washington Trust Bancorp, Inc. 2003 Stock Incentive Plan, as amended